Exhibit 10.5

EXECUTION VERSION

COLLATERAL AGREEMENT

dated as of March 31, 2023,

among

CRANE HOLDINGS, CO.

(to be renamed CRANE NXT, CO. on or about the Availability Date),

the SUBSIDIARY GRANTORS party hereto,

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

TABLE OF CONTENTS

ARTICLE I

Definitions

SECTION 1.01.	Credit Agreement	1
SECTION 1.02.	Other Defined Terms	1
SECTION 1.03.	Secured Obligations Limitations	6
SECTION 1.04.	Equal and Ratable Lien	6

ARTICLE II

Pledge of Securities

SECTION 2.01.	Pledge	7
SECTION 2.02.	Delivery of the Pledged Collateral	7
SECTION 2.03.	Representations and Warranties	8
SECTION 2.04.	Certification of Limited Liability Company and Limited Partnership Interests	9
SECTION 2.05.	Registration in Nominee Name; Denominations	10
SECTION 2.06.	Voting Rights; Dividends and Interest	10

ARTICLE III

Security Interests in Personal Property

SECTION 3.01.	Security Interest	12
SECTION 3.02.	Representations and Warranties	14
SECTION 3.03.	Covenants	16
SECTION 3.04.	Covenants Regarding Instruments	17
SECTION 3.05.	Covenants Regarding Intellectual Property Collateral	18

ARTICLE IV

Remedies

SECTION 4.01.	Remedies upon Default	18
SECTION 4.02.	Application of Proceeds	20
SECTION 4.03.	Grant of License to Use Intellectual Property	22
SECTION 4.04.	Securities Act	23

ARTICLE V

Certain Agreements of the 2036 Notes Holders

SECTION 5.01.	Appointment of Administrative Agent	23

i

Schedules

Schedule I	Initial Subsidiary Grantors
Schedule II	Pledged Capital Stock; Pledged Debt Securities
Schedule III	Intellectual Property

Exhibits

Exhibit A	Form of Copyright Security Agreement
Exhibit B	Form of Patent and Trademark Security Agreement
Exhibit C	Form of Supplement

ii

COLLATERAL AGREEMENT, dated as of March 31, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among CRANE HOLDINGS, CO., a Delaware corporation (to be renamed CRANE NXT, CO. on or about the Availability Date) (the “Company”), the SUBSIDIARY GRANTORS from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to the Credit Agreement dated as of March 17, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Borrowing Subsidiaries party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as the administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). The Lenders and the Issuing Banks have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Grantors are, or are Affiliates of, the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Each capitalized term used (including in the introductory paragraph hereof) but not defined herein and defined in the Credit Agreement shall have the meaning specified in the Credit Agreement; provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement shall have the meaning specified in the UCC. The term “Instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“1991 Indenture” means the Indenture, dated as of April 1, 1991, between the Company, as issuer, and U.S. Bank Trust Company, National Association, as trustee. All references herein to the 1991 Indenture shall be deemed to refer to such Indenture as amended, supplemented or otherwise modified from time to time, except to the extent any such amendment, supplement or other modification affects, directly or indirectly (including as a result of an amendment, supplement or other modification), Section 3.9 thereof in a manner that is adverse in any respect to the Credit Agreement Secured Parties.

“1991 Indenture Basket Amount” means, at any time, the aggregate amount of the Restricted Credit Agreement Secured Obligations outstanding at such time as were, at the respective times of the incurrence thereof, permitted under Section 3.9(k) set forth in the 1991 Indenture to be secured by Liens on any assets of the Company or any Subsidiary Grantor without Section 3.9 of the 1991 Indenture requiring the Company or such Subsidiary Grantor to effectively provide that the 2036 Notes be equally and ratably secured by a Lien ranking ratably therewith or equal thereto (or prior thereto).

“2013 Indenture” means the Indenture, dated as of December 13, 2013, between the Company, as issuer, and U.S. Bank Trust Company, National Association, as trustee.

“2018 Indenture” means the Indenture, dated as of February 5, 2018, between the Company, as issuer, and U.S. Bank Trust Company, National Association, as trustee.

“2023 Notes” means the 4.450% Senior Notes due 2023 issued under the 2013 Indenture and outstanding on the Effective Date.

“2036 Notes” means the 6.55% Senior Notes due 2036 issued under the 1991 Indenture and outstanding on the Effective Date.

“2036 Notes Holders” has the meaning given to the term “Holders”, as defined in the 1991 Indenture.

“2036 Notes Obligations” means (a) the due and punctual payment by the Company of the principal of and premium, if any, and interest (including interest accruing, at the rate specified in the 2036 Notes, during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on all the 2036 Notes, when and as due, whether at maturity, by acceleration or otherwise, and (b) the due and punctual payment or performance by the Company of all other monetary obligations owed to the 2036 Notes Holders in respect of the 2036 Notes; provided that for purposes of this Agreement and the other Security Documents, at any time when the aggregate amount of the Restricted Credit Agreement Secured Obligations outstanding at such time shall be equal to or less than the 1991 Indenture Basket Amount at such time, the amount of the “2036 Notes Obligations” shall be deemed to be zero.

“2036 Notes Trustee” means U.S. Bank Trust Company, National Association, in its capacity as trustee under the 1991 Indenture, or any successor trustee in any such capacity.

“2048 Notes” means the 4.200% Senior Notes due 2048 issued under the 2018 Indenture and outstanding on the Effective Date.

“Account Debtor” means any Person that is or may become obligated to any Grantor under, with respect to or on account of an Account or a Payment Intangible.

“Administrative Agent” has the meaning assigned to such term in the introductory paragraph hereto.

“Agreement” has the meaning set forth in the preamble hereto.

“Article 9 Collateral” has the meaning set forth in Section 3.01.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Company” has the meaning set forth in the preamble hereto.

“Copyright License” means any written agreement, now or hereafter in effect, granting to any Person any right under any Copyright now or hereafter owned by any other Person or that such other Person otherwise has the right to license, and all rights of any such Person under any such agreement.

“Copyright Security Agreement” means the Copyright Security Agreement substantially in the form of Exhibit A hereto.

“Copyrights” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all copyright rights in any work subject to or protected by the copyright laws of the United States of America or any other country, supranational authority or any political subdivision of any of the foregoing, whether as author, assignee, transferee or otherwise, (b) all registrations and applications for registration of any such copyright in the United States of America or any other country, supranational authority or any political subdivision of any of the foregoing, including supplemental registrations, and renewals or extensions in the United States Copyright Office or any similar office in any other country, supranational authority or any political subdivision of any of the foregoing, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule III, and (c) all other rights in or to any of the foregoing.

“Credit Agreement” has the meaning set forth in the introductory paragraph hereto.

“Credit Agreement Secured Obligations” means (a) the Loan Document Obligations, (b) the Designated Cash Management Obligations, (c) the Designated Hedging Obligations and (d) the Designated Performance LC Obligations.

“Credit Agreement Secured Parties” means (a) the Administrative Agent, (b) the Arrangers, (c) the Lenders, (d) the Issuing Banks, (e) holders of the Designated Cash Management Obligations, holders of the Designated Hedging Obligations and holders of the Designated Performance LC Obligations, (f) the express beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document and (g) any other holder of any of the Credit Agreement Secured Obligations.

“Excess Restricted Credit Agreement Secured Obligations” means, at any time, such amount of the Restricted Credit Agreement Secured Obligations outstanding at such time as exceeds the 1991 Indenture Basket Amount.

“Federal Securities Laws” has the meaning set forth in Section 4.04.

“Grantors” means the Company and the Subsidiary Grantors.

“Intellectual Property” means, with respect to any Person, all intellectual property rights, industrial property rights and similar property rights of every kind and nature now owned or hereafter acquired or licensed by such Person, including inventions, designs, utility models, Patents, Copyrights, rights granted under Intellectual Property Licenses, rights in Software, Trademarks, domain names, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, and all registrations and applications for registration of any of the foregoing, and all rights to sue and recover damages for past, present and future infringement, misappropriation, dilution or other violation of any of the foregoing.

“Intellectual Property License” means any Patent License, Trademark License, Copyright License, Software License or other license, sublicense or consent agreement related to Intellectual Property to which any Grantor is a party.

“Intellectual Property Security Agreements” means the Copyright Security Agreement and the Patent and Trademark Security Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent and Trademark Security Agreement” means the Patent and Trademark Security Agreement substantially in the form of Exhibit B hereto.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Person any right to make, use or sell or otherwise exploit any invention on which a Patent, now or hereafter owned by any other Person or that any other Person now or hereafter otherwise has the right to license, and all rights of any such Person under any such agreement.

“Patents” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all letters patent of the United States of America or the equivalent thereof (including industrial designs) in any other country, supranational authority or any political subdivision of any of the foregoing, all registrations thereof and all applications for letters patent of the United States of America or the equivalent thereof (including industrial designs) in any other country, supranational authority or any political subdivision of any of the foregoing, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule III, and (b) all reissues, continuations, divisionals, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, renewals, substitutions, adjustments or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, have made, use, offer to use, sell, offer to sell, dispose, offer to dispose of, import or export the inventions disclosed or claimed therein.

“Perfection Certificate” means the Perfection Certificate delivered to the Administrative Agent pursuant to Section 4.02 of the Credit Agreement.

“Pledged Capital Stock” has the meaning set forth in Section 2.01.

“Pledged Collateral” has the meaning set forth in Section 2.01.

“Pledged Debt Securities” has the meaning set forth in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited or unlimited liability membership interest certificates, share certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, Instruments or other documents representing or evidencing any Pledged Collateral.

“Quarterly Update Date” means, with respect to any event, the later of (a) the date by which a Compliance Certificate with respect to the fiscal quarter in which such event occurs (or the fiscal year ending with such fiscal quarter) is required to be delivered pursuant to Section 5.01(c) of the Credit Agreement and (b) 30 days after the date on which such event occurs.

“Restricted Credit Agreement Secured Obligations” means any Credit Agreement Secured Obligations that constitute “Indebtedness” under and as defined in the 1991 Indenture.

“Secured Obligations” means, subject to Section 1.03 hereof, (a) all the Credit Agreement Secured Obligations and (b) all the 2036 Notes Obligations.

“Secured Parties” means (a) the Credit Agreement Secured Parties and (b) the 2036 Notes Holders.

“Security Interest” has the meaning set forth in Section 3.01(a).

“Software” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) computer programs, applications, systems and code, including software implementations of algorithms, models and methodologies, source code and object code, (b) databases and compilations, including data and collections of data, whether machine-readable or otherwise, and (c) development and design tools, library functions and compilers.

“Software License” means any written agreement, now or hereafter in effect, granting to any Person any right to make, use or sell or otherwise exploit any Software, now or hereafter owned by any other Person or that any other Person now or hereafter otherwise has the right to license, and all rights of any such Person under any such agreement.

“Subsidiary Grantors” means the entities (other than the Company) identified on Schedule I hereto and each other Restricted Subsidiary that becomes a party to this Agreement as a “Subsidiary Grantor” after the Availability Date pursuant to Section 6.14; provided that if a Restricted Subsidiary is released from its obligations as a Subsidiary Grantor hereunder as provided in Section 6.13(b), such Restricted Subsidiary shall automatically cease to be a Subsidiary Grantor hereunder effective upon such release.

“Supplement” means an instrument substantially in the form of Exhibit C hereto, or any other form approved by the Administrative Agent and the Company.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Person any right to use or otherwise exploit any Trademark now or hereafter owned by any other Person or that any other Person now or hereafter otherwise has the right to license, and all rights of any such Person under any such agreement.

“Trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all trademarks, service marks, trade names, trade styles, trade dress, logos, and other similar source or business identifiers, designs and general intangibles of like nature, all registrations thereof, and all registration applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar office in any State of the United States of America or any other country, supranational authority or any political subdivision of any of the foregoing, all extensions or renewals thereof, and all common law rights related thereto, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other rights in or to any of the foregoing.

“UCC” means the New York UCC; provided that if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or priority of a security interest is governed by the personal property security laws of any jurisdiction other than New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for the definitions related to such provisions.

SECTION 1.03. Secured Obligations Limitations. Notwithstanding anything to the contrary herein or in any other Loan Document, (a) the aggregate amount of the Secured Obligations, to the extent such Secured Obligations constitute “Indebtedness” (as defined in the 2018 Indenture as in effect on the Effective Date), secured by the “Principal Properties” (as defined in the 2018 Indenture as in effect on the Effective Date), shall be limited to the maximum amount that may be secured under Section 3.9(o) set forth in the 2018 Indenture (as the 2018 Indenture is in effect on the Effective Date), provided that (i) such limitation shall apply only for so long as the 2048 Notes are outstanding and (ii) it is understood that such limitation does not apply with respect to the amount of the Secured Obligations secured by any assets or properties of the Company or any Subsidiary Grantor that do not constitute “Principal Properties” (as so defined), and (b) the aggregate amount of the Secured Obligations, to the extent such Secured Obligations constitute “Indebtedness” (as defined in the 2013 Indenture as in effect on the Effective Date) shall be limited to the maximum amount that may be secured under Section 3.9(l) set forth in the 2013 Indenture (as the 2013 Indenture is in effect on the Effective Date), provided that such limitation shall apply only for so long as the 2023 Notes are outstanding.

SECTION 1.04. Equal and Ratable Lien. This Agreement is intended to cause the Liens created hereunder securing the Restricted Credit Agreement Secured Obligations, but only to the extent such Liens secure the Excess Restricted Credit Agreement Secured Obligations, to secure the 2036 Notes Obligations equally and ratably with the Excess Restricted Credit Agreement Secured Obligations to the extent required by Section 3.9 of the 1991 Indenture, and this Agreement shall be construed to give effect to the foregoing intent.

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge. As security for the payment and performance in full of all the Secured Obligations, each Grantor hereby pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a)(i) the Capital Stock now owned or at any time hereafter acquired by such Grantor, including those set forth opposite the name of such Grantor on Schedule II, and (ii) all certificates and any other Instruments representing all such Capital Stock (the assets under clauses (i) and (ii), collectively, the “Pledged Capital Stock”); (b)(i) the debt securities now owned or at any time hereafter acquired by such Grantor, including those set forth opposite the name of such Grantor on Schedule II, and (ii) all promissory notes and other Instruments evidencing all such debt securities (the assets under clauses (i) and (ii), collectively, the “Pledged Debt Securities”); (c) subject to Section 2.06, all payments of principal or interest, dividends, cash, Instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Capital Stock and the Pledged Debt Securities; (d) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities, Instruments and other property referred to in clauses (a), (b) and (c); and (e) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”); provided that notwithstanding anything to the contrary herein or in any Loan Document, if, to the extent and for so long as any of the foregoing assets (or any portion thereof) constitutes an Excluded Asset, the foregoing pledge and security interest shall not attach to, and the Collateral, Pledged Capital Stock, Pledged Debt Securities and Pledged Collateral shall not include, such asset (it being understood that the foregoing pledge and security interest shall immediately attach to, and Pledged Capital Stock, Pledged Debt Securities and Pledged Collateral shall immediately include, any such asset (or any portion thereof) upon such asset (or such portion thereof) ceasing to be an Excluded Asset).

SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees to deliver or cause to be delivered to the Administrative Agent (or its designee) any and all Pledged Securities (i) on the date hereof (or such later date as the Administrative Agent may reasonably agree), in the case of any such Pledged Securities owned by such Grantor on the date hereof, and (ii) on or before the next Quarterly Update Date (or such later date as the Administrative Agent may reasonably agree), in the case of any such Pledged Securities acquired by such Grantor after the date hereof; provided that no Grantor shall be required to deliver to the Administrative Agent (or its designee) (x) any Pledged Securities representing Capital Stock in any Person that is not a Restricted Subsidiary, any Restricted Subsidiary that is not a Wholly-Owned Subsidiary or any Restricted Subsidiary that is not a Material Subsidiary or (y) any promissory notes or other evidence of Indebtedness in an individual amount of less than US$10,000,000 (or the equivalent thereof in other currencies).

(b) Each Grantor will cause all Indebtedness owed to such Grantor by the Company or any Restricted Subsidiary to be evidenced by a duly executed promissory note (which may be the Global Promissory Note) that is delivered to the Administrative Agent (i) on the date hereof (or such later date as the Administrative Agent may reasonably agree), in the case of any such promissory note existing on the date hereof, and (ii) on or before the next Quarterly Update Date (or such later date as the Administrative Agent may reasonably agree), in the case of any such promissory note acquired by such Grantor after the date hereof.

(c) Upon delivery to the Administrative Agent (or its designee), (i) any Pledged Securities required to be delivered to the Administrative Agent pursuant to this Agreement shall be accompanied by undated stock or note powers, as applicable, duly executed by the applicable Grantor in blank or other undated instruments of transfer reasonably satisfactory to the Administrative Agent duly executed by the applicable Grantor in blank and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral required to be delivered to the Administrative Agent pursuant to this Agreement shall be accompanied by undated instruments of transfer duly executed by the applicable Grantor in blank and such other instruments and documents as the Administrative Agent may reasonably request.

SECTION 2.03. Representations and Warranties. Each Grantor represents and warrants, on the date hereof (or, in the case of any Subsidiary Grantor that becomes a party hereto after the date hereof, on the date such Subsidiary Grantor becomes a party hereto) and thereafter on each date on which representations and warranties are required to be, or are deemed to be, made under the Loan Documents, to the Administrative Agent, for the benefit of the Credit Agreement Secured Parties, that:

(a) Schedule II sets forth, as of the date hereof, a true and complete list with respect to each Grantor of (i) all the Pledged Capital Stock owned by such Grantor and the percentage of the issued and outstanding units of each class of the Capital Stock of the issuer thereof represented by the Pledged Capital Stock owned by such Grantor and (ii) all the Pledged Debt Securities owned by such Grantor;

(b) with respect to the Pledged Capital Stock and the Pledged Debt Securities issued by the Company or any Restricted Subsidiary, such Pledged Capital Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of such Pledged Capital Stock, are fully paid and nonassessable and (ii) in the case of such Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c) except for the security interests granted hereunder and under the other Loan Documents, each of the Grantors (i) as of the date hereof is, and subject to any transfers or dispositions made in compliance with the Credit Agreement will continue to be, the direct owner, and is a beneficial owner and owner of record of the Pledged Securities indicated on Schedule II as owned by such Grantor and (ii) will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement and the other Loan Documents and other Liens permitted under the Credit Agreement), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally and by applicable law in the case of Capital Stock of any Foreign Subsidiary, (i) the Pledged Collateral is and will continue to be freely transferable and assignable, and (ii) none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise adversely affect in any manner adverse to the Secured Parties, in each case, in any material respect, the pledge of such Pledged Collateral hereunder, the sale, transfer or other disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of, registration or filing with, or any other action by, any Governmental Authority, is or will be required for the validity of the pledge effected hereby, except (i) such as have been obtained or made and are in full force and effect and (ii) filings with the SEC reporting the Transactions; and

(g) subject to applicable law in the case of Capital Stock in any Foreign Subsidiary, by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent (or its designee) in accordance with this Agreement, the Administrative Agent will obtain a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities (subject to Liens permitted pursuant to the Credit Agreement), as security for the payment and performance of the Secured Obligations.

SECTION 2.04. Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor acknowledges and agrees that (a) to the extent any interest in any limited liability company, exempted company or limited partnership controlled now or in the future by such Grantor (or by such Grantor and one or more other Grantors) and included in the Pledged Collateral is a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, such interest shall be certificated, and such certificates shall be delivered to the Administrative Agent (or its designee) in accordance with Section 2.02(a), and (b) each such interest shall , for so long as it continues to be a security and is part of the Pledged Collateral, and represented by such certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company, exempted company or limited partnership controlled now or in the future by such Grantor (or by such Grantor and one or more other Grantors) and pledged hereunder that is not a “security” within the meaning of Article 8 of the New York UCC, the terms of such interest shall at no time provide that such interest is a “security” within the meaning of Article 8 of the UCC, nor shall such interest be represented by a certificate, unless such Grantor provides, prior written notification to the Administrative Agent (or notice as of a later date agreed to by the Administrative Agent) that the terms of such interest so provide that such interest is a “security” within the meaning of Article 8 of the UCC and such interest is thereafter represented by a certificate, and such certificate shall be delivered to the Administrative Agent (or its designee) in accordance with Section 2.02(a).

SECTION 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and is continuing and, other than in the case of an Event of Default under Section 7.01(h), 7.01(i) or 7.01(j) of the Credit Agreement, the Administrative Agent shall have notified the Grantors in writing of its intent to exercise such rights, the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent or in its own name as pledgee, or in the name of its nominee (as pledgee, or as sub-agent). If an Event of Default shall have occurred and be continuing and, other than in the case of an Event of Default under Section 7.01(h), 7.01(i) or 7.01(j) of the Credit Agreement, the Administrative Agent shall have notified the Grantors in writing of its intent to exercise such right, the Administrative Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and is continuing and, other than in the case of an Event of Default under Section 7.01(h), 7.01(i) or 7.01(j) of the Credit Agreement, the Administrative Agent shall have notified the Grantors in writing that their rights under this Section 2.06 are being suspended:

(i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof;

(ii) the Administrative Agent shall be deemed without further action to have granted to each Grantor all necessary consents relating to voting rights and shall if necessary (upon the written request of any Grantor and at the cost and expense of the Grantors) promptly execute and deliver to each Grantor, or cause to be promptly executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section; and

(iii) each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Capital Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, amalgamation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Grantor and required to be delivered to the Administrative Agent (or its designee) hereunder, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall be promptly (but in any event within five (5) Business Days after receipt thereof) delivered to the Administrative Agent (or its designee) in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Administrative Agent).

(b) Upon the occurrence and during the continuance of an Event of Default and, other than in the case of an Event of Default under Section 7.01(h), 7.01(i) or 7.01(j) of the Credit Agreement, after the Administrative Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 2.06, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall promptly (but in any event within five (5) Business Days after receipt thereof) be delivered to the Administrative Agent (or its designee) upon demand in the same form as so received (with any endorsements, stock or note powers and other instruments of transfer reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent or, in the case of money, turned over by the Administrative Agent to the Administrative Agent promptly upon receipt of such money, shall be held as security for the payment and performance of the Secured Obligations and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Company has delivered to the Administrative Agent a certificate of a Responsible Officer of the Company to that effect, the Administrative Agent shall promptly repay (or cause to be repaid) to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and, other than in the case of an Event of Default under Section 7.01(h), 7.01(i) or 7.01(j) of the Credit Agreement, after the Administrative Agent shall have notified the Grantors in writing of the suspension of their rights under paragraph (a)(i) of this Section 2.06, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06 (including the right to consent to the admission of any Person as a member of any limited liability company that is an issuer of Pledged Collateral), and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers;

provided that, unless otherwise directed by the Administrative Agent, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and the Company has delivered to the Administrative Agent a certificate of a Responsible Officer of the Company to that effect, all rights vested in the Administrative Agent pursuant to this paragraph (c) shall cease, and the Grantors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section shall be in effect.

(d) Any notice given by the Administrative Agent to the Grantors suspending their rights under paragraph (a) of this Section 2.06 shall be in writing and (i) may be given with respect to one or more of the Grantors at the same or different times and (ii) may suspend the rights and powers of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights or powers (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s right to give additional notices from time to time suspending other rights and powers; provided that the Administrative Agent may only provide any such notice if an Event of Default has occurred and is continuing.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest. (a) As security for the payment and performance in full of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under any and all of the following assets, wherever located and whether now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all cash, cash equivalents and Deposit Accounts;

(iv)	all Documents;

(v)	all Equipment;

(vi)	all General Intangibles, including all Intellectual Property;

(vii)	all Inventory;

(viii)	all other Goods;

(ix)	all Instruments;

(x)	all Investment Property;

(xi)	all Letter-of-Credit Rights;

(xii)	all Commercial Tort Claims;

(xiii)	all Fixtures;

(xiv)	all books and records pertaining to the Article 9 Collateral; and

(xv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that notwithstanding anything to the contrary herein or in any other Loan Document, if, to the extent and for so long as any asset is an Excluded Asset, the Security Interest shall not attach to, and the Collateral and Article 9 Collateral shall not include, such asset (it being understood that the Security Interest shall immediately attach to, and the Article 9 Collateral shall immediately include, any such asset (or any portion thereof) upon such asset (or such portion thereof) ceasing to be an Excluded Asset).

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent (or its designee) at any time on and after the date hereof and from time to time thereafter to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in any manner that the Administrative Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including indicating the Collateral as “all assets” or “all assets whether now owned or hereafter acquired” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (B) whether such Grantor is an organization and the type of organization of such Grantor. Each Grantor agrees to provide the information required for any such filing to the Administrative Agent promptly upon request.

The Administrative Agent (or its designee) is further authorized by each Grantor to file with the United States Patent and Trademark Office or the United States Copyright Office (or any successor office) such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by such Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party. Notwithstanding anything to the contrary herein or in any other Loan Document, the Grantors shall not have any obligation to perfect any Lien on any Intellectual Property included in the Collateral (or record any notice thereof) in any jurisdiction other than the United States of America.

(c) The Security Interest and the security interest granted pursuant to Article II are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

SECTION 3.02. Representations and Warranties. Each Grantor represents and warrants, on the date hereof (or, in the case of any Subsidiary Grantor that becomes a party hereto after the date hereof, on the date such Subsidiary Grantor becomes a party hereto) and thereafter on each date on which representations and warranties are required to be, or are deemed to be, made under the Loan Documents, to the Administrative Agent, for the benefit of the Credit Agreement Secured Parties, that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant the Security Interest, (i) except for Liens permitted under the Credit Agreement and (ii) except where the failure to have such rights and title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and except to the extent that failure to obtain or make such consent or approval, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name and jurisdiction of organization, incorporation or formation of each Grantor, is correct and complete in all material respects as of the date hereof. The UCC financing statements or other appropriate filings, recordings or registrations prepared by the Administrative Agent (or its designee) and provided to the Company or its counsel for review, in each case, based upon the information provided to the Administrative Agent in the Perfection Certificate (or specified by notice from the Company to the Administrative Agent after the date hereof in the case of filings, recordings or registrations required by Section 5.10 of the Credit Agreement), are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office or the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States issued Patents (and Patents for which United States applications for registration are pending), United States registered Trademarks (and Trademarks for which United States applications for registration are pending), United States registered Copyrights (and Copyrights for which United States applications for registration are pending) and material United States exclusive Copyright Licenses with respect to United States registered Copyrights as of the date hereof) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by the filing of UCC financing statements in the “location” (as defined in the UCC) of the applicable Grantor and filings with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary with respect to any such Article 9 Collateral in any such jurisdiction, except as provided under applicable law with respect to the filing of UCC-3 amendment statements. A Copyright Security Agreement and a Patent and Trademark Security Agreement, in each case containing a description of the Article 9 Collateral consisting of United States issued Patents (and Patents for which United States applications for registration are pending), United States registered Trademarks (and Trademarks for which United States applications for registration are pending), United States registered Copyrights (and Copyrights for which United States applications for registrations are pending) and material United States exclusive Copyright Licenses with respect to United States registered Copyrights, as applicable, as of the date hereof, and executed by each Grantor owning any such Article 9 Collateral, have been delivered to the Administrative Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of United States Patents, United States Trademarks, United States Copyrights and material United States exclusive Copyright Licenses in which a security interest may be perfected by filing, recording or registration in the United States of America, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary with respect to any such Article 9 Collateral (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of United States Patents, United States Trademarks, United States Copyrights and material United States exclusive Copyright Licenses (or registration or recordation or application for registration or recordation thereof) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by the filing of UCC financing statements in the “location” (as defined in the UCC) of the applicable Grantor and (iii) subject to the filings described in Section 3.02(b), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of the applicable Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens permitted under the Credit Agreement.

(d) Schedule III sets forth, as of the date hereof, a true and complete list, with respect to each Grantor, of (i) all issued Patents, and Patents for which applications are pending, (ii) all registered Copyrights, and Copyrights for which registration applications are pending, (iii) all material exclusive Copyright Licenses under which such Grantor is a licensee with respect to registered Copyrights and (iv) all registered Trademarks (and Trademarks for which registration applications are pending), in each case, owned by a Grantor and issued, registered or applied-for with the United States Patent and Trademark Office or the United States Copyright Office (or, in the case of clause (iii), with respect to Copyrights that are registered with the United States Copyright Office), specifying the name of the registered owner (or, if not registered, the owner), title, registration or application number (if applicable), and application filing date or registration/renewal date (if applicable).

SECTION 3.03. Covenants. (a) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral (other than Intellectual Property, which is governed by Section 3.05) against all Persons, except with respect to Article 9 Collateral that (i) is subject to a transaction permitted under the Credit Agreement or (ii) such Grantor determines in its good faith business judgment is no longer necessary or beneficial to the conduct of such Grantor’s business as now conducted and as proposed to be conducted, and to defend the Security Interest of the Administrative Agent in Article 9 Collateral and the priority thereof against any Lien not permitted under the Credit Agreement, subject to the rights of such Grantor under Sections 8.07(c) and 9.15 of the Credit Agreement and corresponding provisions of the Security Documents to obtain a release of the Liens created under the Security Documents.

(b) Each Grantor agrees, at its own expense, to file or cause to be filed (or provide to the Administrative Agent for filing) such UCC financing statements (including fixture filings, as applicable) and such filings with the United States Patent and Trademark Office and the United States Copyright Office (and, in each case, such continuations thereof or amendments thereto) as, in each case, shall be necessary for the Security Interest and other Liens created hereby to be established as a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) on the date hereof and at all times hereafter, to the extent perfection of the Security Interests or such other Liens may be obtained by filing UCC financing statements (including fixture filings) (or continuations thereof or amendments thereto) or by making such filings with the United States Patent and Trademark Office or the United States Copyright Office. Furthermore, each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments, financing statements, agreements and documents and take all such other actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing and recording of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

(c) At its option, upon the occurrence and during the continuance of an Event of Default and, other than in the case of an Event of Default under Section 7.01(h), 7.01(i) or 7.01(j) of the Credit Agreement, if the Administrative Agent shall have notified the Grantors in writing of its intent to exercise such option, the Administrative Agent may (but shall have no obligation to) discharge past due Taxes, assessments, charges, fees and Liens at any time levied or placed on the Article 9 Collateral that are not permitted by the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or the other Loan Documents, and each Grantor, jointly and severally, agrees to reimburse the Administrative Agent, within ten (10) Business Days after written demand, for any payment made or any expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any other Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees or Liens and maintenance as set forth herein or in the other Loan Documents.

(d) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor, jointly and severally, agrees to indemnify and hold harmless the Administrative Agent and the other Secured Parties from and against any and all liability for such performance.

(e) Unless and until the Administrative Agent shall notify the Grantors in writing that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral, the Grantors may use, sell, convey, lease, assign, transfer and otherwise dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement and the other Loan Documents.

(f) Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, exercisable solely upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain (and such insurance is not obtained or maintained on its behalf) any of the policies of insurance required by Section 5.06 of the Credit Agreement or to pay any premium in whole or part relating thereto, the Administrative Agent may (but shall have no obligation to), without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, after the occurrence and during the continuance of an Event of Default, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent reasonably deems advisable. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable and documented out of pocket attorneys’ fees (limited to one outside counsel in each relevant jurisdiction), court costs, expenses and other charges relating thereto, shall be payable by the Grantors to the Administrative Agent within thirty (30) days of receipt by the Company of an invoice setting forth such expenses in reasonable detail and shall be additional Secured Obligations secured hereby.

SECTION 3.04. Covenants Regarding Instruments. Without limiting each Grantor’s obligations under Article II, each Grantor agrees, if such Grantor shall at any time hold or acquire any Instruments (other than Instruments with a face amount of less than US$10,000,000 or that constitute an Excluded Asset), such Grantor shall, at its own expense, endorse, assign and deliver the same to the Administrative Agent (or its designee) (a) on the date hereof (or such later date as the Administrative Agent may reasonably agree), in the case of any such Instruments owned by such Grantor on the date hereof, and (b) otherwise, on or before the Quarterly Update Date following the acquisition of any such Instruments (or such later date as the Administrative Agent may reasonably agree), in each case accompanied by such Instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

SECTION 3.05. Covenants Regarding Intellectual Property Collateral. (a) Each Grantor agrees to (i) use commercially reasonable efforts to cooperate with the Administrative Agent and the Lenders in their efforts to preserve the existence and availability of the material Intellectual Property included in the Collateral in the form and manner used by the Company and its subsidiaries to conduct their business, (ii) use commercially reasonable efforts to preserve the existence and maintain such Intellectual Property, except as permitted by the Credit Agreement, and (iii) upon the occurrence and during the continuance of an Event of Default, enforce the Administrative Agent’s rights and remedies with respect to such Intellectual Property.

(b) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall, upon request of the Administrative Agent, use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License or any other Intellectual Property License under which such Grantor is a licensee, in each case, that is included in the Article 9 Collateral, to the extent reasonably necessary to effect the assignment of all such Grantor’s right, title and interest thereunder to the Administrative Agent or its designee.

ARTICLE IV

Remedies

SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to, upon the demand of the Administrative Agent, assemble each item of Collateral or any part thereof and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent. It is agreed that upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained) of any of or all such Article 9 Collateral by the applicable Grantors to the Administrative Agent, or, with respect to Intellectual Property that is owned by a Grantor, to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine, and (b) with or without legal process and with or without prior notice or demand for performance to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons that will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors 10 days’ prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, but only during the continuance of an Event of Default, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof that is entered into during the continuance of an Event of Default shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations (other than contingent and expense reimbursement obligations not then due and payable) paid in full, unless otherwise set forth in such agreement or required by applicable laws or court order. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions. For the avoidance of doubt, after all Events of Default have been cured or waived and the Company has delivered to the Administrative Agent a certificate of a Responsible Officer of the Company to that effect, all rights vested in the Administrative Agent pursuant to this Article IV shall cease.

Each Grantor irrevocably consents (a) to the transfer of any Pledged Collateral constituting Capital Stock by the Administrative Agent to any Person as a result of any exercise of remedies by the Administrative Agent hereunder, and agrees that notwithstanding anything to the contrary in the Organizational Documents of any issuer of such Capital Stock, such transfer shall be permitted under such Organizational Documents, and (b) to the admission of any Person that acquires, as a result of any exercise of remedies by the Administrative Agent hereunder, any Pledged Collateral constituting Capital Stock issued by a limited liability company as a member of such limited liability company.

SECTION 4.02. Application of Proceeds. (a) The Administrative Agent shall apply all proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as follows:

first, to payment of that portion of the Credit Agreement Secured Obligations constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent in its capacity as such (including fees and disbursements and other charges of counsel to the Administrative Agent payable under Section 9.03 of the Credit Agreement, amounts payable to the Administrative Agent pursuant to Section 2.11(d) of the Credit Agreement and all costs and expenses incurred by the Administrative Agent in connection with such collection, sale, foreclosure or other realization or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document);

second, to payment of that portion of the Credit Agreement Secured Obligations (other than Designated Cash Management Obligations, Designated Hedging Obligations and Designated Performance LC Obligations) constituting fees, expenses, indemnities and other amounts (other than any principal, reimbursement obligations in respect of LC Disbursements and any other Restricted Credit Agreement Secured Obligations) payable to the Lenders and the Issuing Banks (including fees and disbursements and other charges of counsel to the Lenders and the Issuing Banks payable under Section 9.03 of the Credit Agreement) arising under the Loan Documents, ratably among the Credit Agreement Secured Parties in proportion to the respective amounts described in this clause second payable to them;

third, to the payment, in an aggregate amount not to exceed the 1991 Indenture Basket Amount, of the other Credit Agreement Secured Obligations then due and payable, ratably among the Credit Agreement Secured Parties in proportion to the respective amounts described in this clause third payable to them;

fourth, (i) to the payment in full of all the Secured Obligations then due and payable and (ii) to cash collateralize that portion of LC Exposure comprising the undrawn amount of Letters of Credit to the extent not otherwise cash collateralized by the Company pursuant to Section 2.05(j) or 2.23 of the Credit Agreement (and to cash collateralize that portion of Designated Performance LC Obligations comprising the undrawn amount of Designated Performance Letters of Credit to the extent not otherwise cash collateralized by the Company or any Subsidiary in accordance with the terms thereof), ratably among the Secured Parties in proportion to the respective amounts described in this clause fourth payable to them; provided further that if any amount remains on deposit as cash collateral after all Letters of Credit or, as to the cash collateral on deposit with respect to any Designated Performance Letter of Credit, such Designated Performance Letter of Credit have either been fully drawn or expired (without any pending drawings), such remaining amount shall be applied to the other Secured Obligations, if any, in the order set forth above; and

finally, the balance, if any, after all Secured Obligations have been indefeasibly paid in full, to the Company or as otherwise required by law.

Notwithstanding the foregoing, (i) the proceeds of any collection, sale, foreclosure or realization upon any Collateral of any Subsidiary Grantor, including any collateral consisting of cash, shall not be applied to any Excluded Swap Obligation of such Subsidiary Grantor and shall instead be applied to other Secured Obligations in the order set forth above, and (ii) the Designated Cash Management Obligations, the Designated Hedging Obligations and the Designated Performance LC Obligations shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may reasonably request, from the applicable holders thereof as to the existence and amount of such Secured Obligations. Each holder of any Designated Cash Management Obligations, the Designated Hedging Obligations and the Designated Performance LC Obligations that has given the notice referred to in clause (ii) above shall, by such notice, be deemed to have agreed to be bound by the provisions of Article VIII of the Credit Agreement that are expressed to be applicable to it as a holder of such Secured Obligations. Nothing in this Section 4.02(a) shall affect the provisions contained in Article Five of the 1991 Indenture.

(b) The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof. The Grantors shall remain liable for any deficiency if the proceeds of any sale or other disposition of any Collateral are insufficient to pay all Secured Obligations, including any attorneys’ fees and other expenses incurred by Administrative Agent or any other Secured Party to collect such deficiency.

(c) The Administrative Agent shall make all payments and distributions that are to be made by it hereunder on account of the 2036 Notes Obligations to the 2036 Notes Trustee. All distributions made by the Administrative Agent to the Secured Parties shall be (subject to any decree of any court of competent jurisdiction) final, absent manifest error, and the Administrative Agent shall have no duty to inquire as to the application by the 2036 Notes Trustee of any amounts distributed to it on account of the 2036 Notes Obligations.

SECTION 4.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor, to the extent it is able to do so without breaching the terms of any contract to which such Grantor is a party and without breaching applicable law, hereby grants to the Administrative Agent, to the extent of such Grantor’s rights and effective only during the continuance of an Event of Default, an irrevocable nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors, but subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks), to exploit, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation, printout, display, transfer, disclosure, processing or sharing thereof and the usernames, passwords and related information required to access the foregoing, the right to prosecute and maintain such Intellectual Property and the right to sue for infringement of such Intellectual Property. Upon the occurrence and during the continuance of an Event of Default, each Grantor further agrees to cooperate with the Administrative Agent in any attempt to prosecute or maintain such Intellectual Property or sue for infringement of such Intellectual Property. The use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure or waivers of an Event of Default. Each Grantor irrevocably agrees that, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may sell any of such Grantor’s Inventory directly to any Person, including Persons that have previously purchased the Grantor’s Inventory from such Grantor, and in connection with any such sale or other enforcement of the Administrative Agent’s rights under this Agreement, may sell Inventory that bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor, and the Administrative Agent may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein (in each case, to the extent such Grantor has the rights to grant such rights).

SECTION 4.04. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933 as now or hereafter in effect or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Pledged Collateral, and shall be authorized to, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account for investment, and not with a view to the distribution or resale thereof, and upon consummation of any such sale may assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of potential purchasers (or a single purchaser) were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

ARTICLE V

Certain Agreements of the 2036 Notes Holders

SECTION 5.01. Appointment of Administrative Agent. By acceptance of the benefits of, or claiming any rights under, this Agreement or any other Security Document, each 2036 Notes Holder shall be deemed to have irrevocably appointed the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns, which appointment shall automatically terminate with respect to such 2036 Notes Holder on the later of (x) the Termination Date and (y) the date upon which the 2036 Notes are no longer required to be equally and ratably secured pursuant to the 1991 Indenture, to serve as the “Administrative Agent” under this Agreement and the other Security Documents, and authorized the Administrative Agent to take such actions on its behalf and to exercise such powers under this Agreement and the other Security

Documents as are delegated to the Administrative Agent under this Agreement and the other Security Documents and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, by acceptance of the benefits of, or claiming any rights under, this Agreement or any other Security Document, each 2036 Notes Holder shall be deemed to have authorized the Administrative Agent to execute any and all documents (including releases and subordination agreements) with respect to the Collateral, and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the other Loan Documents.

SECTION 5.02. Enforcement of Security Documents; Restrictions on Actions. (a) By acceptance of the benefits of, or claiming any rights under, this Agreement or any other Security Document, each 2036 Notes Holder shall be deemed irrevocably to have agreed and consented that (i) the Administrative Agent shall have the authority to act as the exclusive agent of such 2036 Notes Holder for enforcement of any provisions of this Agreement against any Grantor and of any other Security Document against any “grantor”, “guarantor”, “pledgor” or “loan party” thereunder and the exercise of remedies hereunder or under any other Security Document, (ii) such 2036 Notes Holder shall not take any action individually to enforce any provisions of this Agreement against any Grantor or any of the other Security Documents against any “grantor”, “guarantor”, “pledgor” or “loan party” thereunder or to exercise any remedy hereunder or under any other Security Document, (iii) except with respect to a 2036 Notes Holders’ right to file a proof of claim in an insolvency proceeding, such 2036 Notes Holder shall not have any right individually to realize upon any of the Collateral, it being understood and agreed that all powers, rights and remedies under the Security Documents with respect thereto may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof and (iv) such 2036 Notes Holder shall not have any rights in connection with the management or release of any Collateral, and hereby authorizes the Administrative Agent to release or subordinate any Collateral as provided in the Loan Documents.

(b) EACH 2036 NOTES HOLDER, BY ACCEPTANCE OF THE BENEFITS OF, OR CLAIMING ANY RIGHTS UNDER, THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT, (I) SHALL BE DEEMED TO HAVE UNDERSTOOD AND AGREED THAT THE SOLE RIGHT OF THE 2036 NOTES HOLDERS HEREUNDER AND UNDER THE OTHER SECURITY DOCUMENTS SHALL BE TO RECEIVE THEIR EQUAL AND RATABLE SHARE OF ANY PROCEEDS OF THE COLLATERAL IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS, AND (II) SHALL BE DEEMED TO HAVE ACKNOWLEDGED THAT THE PROVISIONS OF THIS ARTICLE ARE BEING RELIED UPON BY THE ADMINISTRATIVE AGENT AND THE CREDIT AGREEMENT SECURED PARTIES. Without limiting the generality of the foregoing, by acceptance of the benefits of, or claiming any rights under, this Agreement or any other Security Document, each 2036 Notes Holder shall be deemed irrevocably to have agreed with the parties to this Agreement and consented that it shall not, and shall not be entitled to, (A) direct the actions of the Administrative Agent hereunder or under any other Security Document, (B) take any action, or commence any legal proceeding seeking, to require, compel or cause the Administrative Agent to enforce any provisions of this Agreement against any Grantor or of any other Security Document against any “grantor”, “guarantee”, “pledgor” or “loan party” thereunder or to exercise any remedy hereunder or under any other Security Document, (C) take any action, or commence any legal proceeding seeking, to prevent or enjoin the Administrative Agent from taking any action (including the enforcement of any provisions of this Agreement against any Grantor or of any other Security Document against any “grantor”, “guarantee”, “pledgor” or “loan party” thereunder, the exercise of any remedy hereunder or under any other Security Document, the release of any Collateral hereunder or under any other Security Document, the consent to any amendment or modification hereof or of any other Security Document or any other Loan Document or the grant of any waiver hereunder or under any other Security Document), or refraining from taking any such action, in accordance with this Agreement or any other Security Document or any other Loan Document, or (iv) take any action, or commence any legal proceeding seeking, to delay, hinder or otherwise impair the Administrative Agent in taking any such action in accordance with this Agreement or any other Security Document.

SECTION 5.03. LIMITATIONS ON RESPONSIBILITY OF ADMINISTRATIVE AGENT. (a) THE ADMINISTRATIVE AGENT HAS CONSENTED TO SERVE AS ADMINISTRATIVE AGENT HEREUNDER AND UNDER THE OTHER SECURITY DOCUMENTS ON THE EXPRESS UNDERSTANDING, AND EACH 2036 NOTES HOLDER, BY ACCEPTING THE BENEFITS OF, OR CLAIMING ANY RIGHTS UNDER, THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT, SHALL BE DEEMED TO HAVE AGREED, THAT THE ADMINISTRATIVE AGENT SHALL NOT HAVE ANY DUTIES OR OBLIGATIONS TO ANY 2036 NOTES HOLDER, EXCEPT (I) HOLDING THE LIENS CREATED UNDER THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS, TO THE EXTENT SUCH LIENS ARE CREATED FOR THE BENEFIT OF THE 2036 NOTES HOLDER, AND (II) DISTRIBUTING ANY PROCEEDS RECEIVED BY THE ADMINISTRATIVE AGENT FROM ANY COLLECTION, SALE FORECLOSURE OR OTHER REALIZATION UPON THE COLLATERAL TO THE 2036 NOTES TRUSTEE, IN EACH CASE, IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT AND SUBJECT IN ALL EVENTS TO THE PROVISIONS OF ARTICLE VIII OF THE CREDIT AGREEMENT, THE PROVISIONS OF THIS ARTICLE AND ALL OTHER PROVISIONS OF ANY SECURITY DOCUMENT LIMITING THE DUTIES, OBLIGATIONS, RESPONSIBILITIES OR LIABILITY OF THE ADMINISTRATIVE AGENT.

(b) Without limiting the generality of the foregoing, (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any 2036 Notes Holder, except for the limited duties and obligations specified in Section 5.03(a), regardless of whether a Default or an Event of Default, or any default under the 1991 Indenture, has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Security Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); and each 2036 Notes Holder shall be deemed to have agreed that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement, any other Security Document and/or the transactions contemplated hereby or thereby, (ii) neither the Administrative Agent nor any of its Related Parties shall be liable to any 2036 Notes Holder for any action taken or omitted to be taken by the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Security Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own bad faith, gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment), (iii) the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, to any 2036 Notes Holder any information relating to the Company or any of its Subsidiaries that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity, (iv) nothing in this Agreement or any other Security Document shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and (v) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any 2036 Notes Holder for any sum or the profit element of any sum received by the Administrative Agent for its own account. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default or any default under the 1991 Indenture. Further, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with any Loan Document or the 1991 Indenture, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the 1991 Indenture or the occurrence of any Default or Event of Default or any default under the 1991 Indenture, (D) the sufficiency, value, validity, enforceability, effectiveness or genuineness of any Security Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by e-mailed .pdf or any other electronic means that reproduces an image of an actual executed signature page) and (E) the value or condition of the Collateral or any part thereof, the title of any Grantor thereto, any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by the Company or any Subsidiary Guarantor in connection therewith, or the sufficiency of the security afforded to the Secured Parties by this Agreement or any other Security Document. The Administrative Agent shall not be responsible or liable to any 2036 Notes Holder for insuring the Collateral, for the payment of Taxes, charges, assessments or Liens upon the Collateral or for any failure to monitor or maintain any portion of the Collateral.

SECTION 5.04. Reliance by Administrative Agent; Sub-Agents. (a) The Administrative Agent may consult with legal counsel (including counsel to the Company), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. The Administrative Agent shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Security Document by acting upon, any notice, request, consent, certificate or other instrument or writing (which writing may be an email, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or maker thereof) and may act upon such statement made to it orally or by telephone prior to receipt of a written confirmation thereof. The Administrative Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Agreement or any other Security Document, the duties created hereunder or thereunder or the Collateral from any court of competent jurisdiction.

(b) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Security Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article V shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement and the other Security Documents. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.

SECTION 5.05. Resignation of the Administrative Agent. The Administrative Agent may resign at any time in accordance with, and subject to, the provisions of Article VIII of the Credit Agreement. Upon the acceptance of its appointment as the Administrative Agent by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations, under this Agreement and the other Security Documents. Such appointment and designation shall be full evidence of the right and authority of such successor Administrative Agent to act as Administrative Agent under this Agreement and the other Security Documents, and all Collateral, power, trusts, duties, documents, rights and authority of the retiring Administrative Agent shall rest in the successor Administrative Agent, without any further deed or conveyance. The Grantors shall execute and deliver any and all documents, conveyances or instruments reasonably requested by the Required Lenders or the retiring Administrative Agent to reflect such transfer to the successor Administrative Agent. After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 6.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as or on behalf of the Administrative Agent.

SECTION 5.06. Determination of Amounts of 2036 Notes Obligations. Whenever the Administrative Agent is required to determine the amount of the 2036 Notes Obligations for any purpose of this Agreement or any other Security Document, it shall request written certification of such amount from the 2036 Notes Trustee and shall be entitled to make such determination on the basis of such certification; provided that if, notwithstanding the request of the Administrative Agent, the 2036 Notes Trustee shall fail or refuse reasonably promptly to certify as to the amount of the 2036 Notes Obligations, the Administrative Agent shall be entitled to determine such existence or amount by such method as the Administrative Agent may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of an Financial Officer or other executive officer of the Company. The Administrative Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Grantors, the 2036 Notes Holders or any other Person as a result of such determination or any action taken pursuant thereto.

SECTION 5.07. Credit Agreement; Other Security Documents. By acceptance of the benefits of, or claiming any rights under, this Agreement or any other Security Document, each 2036 Notes Holder shall be deemed to have agreed (a) to be bound by the provisions of Article VIII of the Credit Agreement, as if such provisions were set forth and incorporated herein, mutatis mutandis, in full, and (b) that the provisions of this Article shall apply to each other Security Document, in each case as if set forth and incorporated therein in full.

ARTICLE VI

Miscellaneous

SECTION 6.01. Notices. All notices and other communications hereunder shall (except as otherwise expressly permitted herein) be in writing and given in the manner provided in Section 9.01 of the Credit Agreement. All notices and other communications hereunder to any Subsidiary Grantor shall be given to it in care of the Company in the manner provided in Section 9.01 of the Credit Agreement.

SECTION 6.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Company or any Subsidiary Grantor therefrom shall in any event be effective unless the same shall be permitted by Section 6.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the effectiveness of this Agreement, the making of a Loan or issuance, amendment or extension of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Issuing Bank or any Lender, or any Related Party of the foregoing, may have had notice or knowledge of such Default at the time. No notice or demand on the Company or any Subsidiary Grantor in any case shall entitle the Company or such Subsidiary Grantor to any other or further notice or demand in similar or other circumstances.

(b) Except as provided in Sections 6.13 and 6.14 hereof, neither this Agreement nor any provision hereof may be waived, amended or otherwise modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Company or the Subsidiary Grantor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

(c) This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 6.03. Agent’s Fees and Expenses; Indemnification. (a) Each Grantor, jointly with each other Grantor and severally, agrees to reimburse the Administrative Agent for its fees and expenses incurred hereunder or under the other Loan Documents as provided in Section 9.03(a) of the Credit Agreement as if each reference in such Section to the “Company” were a reference to “each Grantor” and, in the case of the Subsidiary Grantor, with the same force and effect as if such Subsidiary Grantor were a party to the Credit Agreement.

(b) Each Grantor, jointly with each other Grantor and severally, agrees to indemnify each Indemnitee and hold each Indemnitee harmless as provided in Section 9.03(b) of the Credit Agreement as if each reference in such Section to the “Company” were a reference to “each Grantor” and, in the case of the Subsidiary Grantors, with the same force and effect as if such Subsidiary Grantor were a party to the Credit Agreement.

(c) Any amounts payable hereunder, including as provided in Section 6.03(a) or 6.03(b), shall be additional Credit Agreement Secured Obligations secured hereby. All amounts due under Section 6.03(a) or 6.03(b) shall be payable promptly after written demand therefor.

(d) To the fullest extent permitted by applicable law, no Grantor shall assert, and each Grantor hereby waives (i) any claim against any Lender-Related Person, on any theory of liability, for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet and the Approved Electronic Platform) or (ii) any Liabilities against any Lender-Related Person, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(e) BY ACCEPTING THE BENEFITS OF THIS AGREEMENT AND THE SECURITY INTERESTS CREATED HEREBY, EACH SECURED PARTY ACKNOWLEDGES THE PROVISIONS OF ARTICLE VIII OF THE CREDIT AGREEMENT AND AGREES TO BE BOUND BY SUCH PROVISIONS AS FULLY AS IF THEY WERE SET FORTH HEREIN.

SECTION 6.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns; provided that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any attempted assignment or transfer by any Grantor shall be null and void), except as expressly provided in this Agreement and the Credit Agreement.

SECTION 6.05. Survival. All covenants, agreements, representations and warranties made by the Grantor in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent, the Issuing Banks and the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letter of Credit, regardless of any investigation made by or on behalf of the Administrative Agent, any Issuing Bank, any Lender or any Related Party of any of the foregoing and notwithstanding that the Administrative Agent, any Issuing Bank, any Lender or any Related Party of any of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until the Termination Date. The provisions of Sections 6.03 and 6.15 and Article V shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated by the Loan Documents, the repayment of the Loans or other Secured Obligations, the expiration or termination of the Letters of Credit or the Commitments or the termination of this Agreement or any provision hereof.

SECTION 6.06. Counterparts; Integration; Effectiveness; Electronic Signature. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement that is an Electronic Signature transmitted by emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The other provisions of Section 9.06(b) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

SECTION 6.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 6.08. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated) at any time held and other obligations at any time owing by such Lender, Issuing Bank or Affiliate to or for the credit or the account of any Grantor against any of and all the obligations then due of such Grantor now or hereafter existing under this Agreement or any other Loan Document held by such Lender, Issuing Bank or Affiliate, irrespective of whether or not such Lender, Issuing Bank or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Lender, Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, Issuing Bank or Affiliate may have.

SECTION 6.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, SUBJECT TO THE FINAL SENTENCE OF THIS PARAGRAPH, ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, any other Loan Document or any transactions contemplated hereby or thereby in any court referred to in Section 6.09(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Each of the Subsidiary Grantors hereby appoints the Company as its agent to receive on its behalf service of proceedings arising out of or relating to this Agreement, any other Loan Document or the transactions contemplated hereby or thereby in any court, such service being hereby acknowledged by each Subsidiary Grantor to be effective and binding service in every respect. The Company hereby accepts such appointment. Such appointment shall be irrevocable by each Subsidiary Grantor until the Termination Date. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.10.

SECTION 6.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 6.12. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement (other than a defense of payment in full in cash).

SECTION 6.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall automatically terminate and be released upon the occurrence of the Termination Date.

(b) The Subsidiary Grantors shall be released from their obligations hereunder (and the Liens granted by them herein shall automatically be released) at the time or times and in the manner set forth in Section 9.15(b) of the Credit Agreement. The Security Interest and other Liens granted hereunder shall also be released at the time or times and in the manner set forth in Section 9.15(c) of the Credit Agreement.

SECTION 6.14. Additional Subsidiary Grantors. Pursuant to the Credit Agreement, certain Subsidiaries not party hereto on the date hereof are required to, or may, enter into this Agreement. Upon the execution and delivery by the Administrative Agent and any such Subsidiary of a Supplement, such Subsidiary shall become a Subsidiary Grantor and a Grantor hereunder, with the same force and effect as if originally named as such herein. The execution and delivery of any Supplement shall not require the consent of any other Grantor. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Grantor as a party to this Agreement.

SECTION 6.15. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from any Borrower, any Guarantor or any Grantor under any Loan Document in the currency expressed to be payable therein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s main New York City office on the Business Day preceding that on which such judgment is given. The obligation of each of the Borrowers, the Guarantors and the Grantor in respect of any such sum due from it to the Administrative Agent, the Administrative Agent, any Lender or any Issuing Bank under any Loan Document shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent, the Administrative Agent, such Lender or such Issuing Bank, as the case may be, of any sum adjudged to be so due in such other currency, the Administrative Agent, the Administrative Agent, such Lender or such Issuing Bank, as the case may be, may in accordance with normal banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to the Administrative Agent, the Administrative Agent, such Lender or such Issuing Bank, as the case may be, in the specified currency, each Grantor agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent, the Administrative Agent, such Lender or such Issuing Bank, as the case may be, against such loss. If the amount of the specified currency so purchased exceeds (a) the sum originally due to the Administrative Agent, the Administrative Agent, any Lender or any Issuing Bank, as the case may be, in the specified currency and (b) in the case of any Lender, any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 2.17(c) of the Credit Agreement, the Administrative Agent, the Administrative Agent, such Lender or such Issuing Bank, as the case may be, agrees to remit such excess to the Company, on behalf of the Grantor.

SECTION 6.16. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is exercisable only after the occurrence and during the continuance of an Event of Default, and is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an

Event of Default, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts or Payment Intangibles to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; (h) in the case of any Pledged Collateral, to exercise all other rights, powers, privileges and remedies to which a holder of such Pledged Collateral would be entitled (including giving or withholding written consents of holders of any Capital Stock constituting Pledged Collateral, calling special meetings of such holders and voting at such meetings and, in the case of any Pledged Collateral constituting Capital Stock issued by a limited liability company, consenting to the admission of any transferee of such Pledged Collateral, whether or not such Pledged Collateral constitutes a “Security” under the UCC), it being understood that the rights of the Administrative Agent under this clause (h) shall be effective automatically and without the necessity of any action (including any transfer of any such Pledged Collateral on the record books of the issuer thereof) by any Person (including the issuer of such Pledged Collateral or any officer or agent thereof); and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their Related Parties shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable judgment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GRANTORS:

CRANE HOLDINGS, CO.

By:	/s/ Richard A. Maue
	Name:	Richard A. Maue
	Title:	Executive Vice President,
Chief Financial Officer

[Signature Page to Collateral Agreement]

CRANE & CO., INC.
CRANE PAYMENT INNOVATIONS, INC.
CRANE SECURITY TECHNOLOGIES, INC.
MEI CONLUX HOLDINGS (US), INC.

By:	/s/ Anthony D’Iorio
Name: Anthony D’Iorio
Title: Vice President and Secretary CUMMINS ILLINOIS, INC. CUMMINS-ALLISON CORP. CUMMINS-ALLISON INVESTMENT COMPANY
CUMMINS-ALLISON LIMITED

By:	/s/ Matthew Michael
Name: Matthew Michael
Title: Secretary

[Signature Page to Collateral Agreement]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By:	/s/ Bam Fakorede
Name: Bam Fakorede
Title: Vice President

[Signature Page to Collateral Agreement]

Exhibit A to

the Collateral Agreement

[FORM OF] COPYRIGHT SECURITY AGREEMENT dated as of [                ], (this “Agreement”), among [ ] and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to (a) the Credit Agreement dated as of March 17, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Borrowing Subsidiaries party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and (b) the Collateral Agreement referred to therein. The Lenders and the Issuing Banks have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Grantors party hereto are, or are Affiliates of, the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit and as consideration for extensions of credit previously made to continue to be outstanding.

Accordingly, the parties hereto agree as follows:

Section 1. Terms. Each capitalized term used but not otherwise defined herein shall have the meaning specified in the Credit Agreement or the Collateral Agreement, as applicable. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

Section 2. Grant of Security Interest. As security for the payment and performance in full of the Secured Obligations, each Grantor pursuant to the Collateral Agreement did, and hereby does, grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under any and all of the following assets, whether now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(i) all copyright rights in any work subject to or protected by the copyright laws of the United States of America or any other country, supranational authority or any political subdivision of any of the foregoing, whether as author, assignee, transferee or otherwise, (ii) all registrations and applications for registration of any such copyright in the United States of America or any other country, supranational authority or any political subdivision of any of the foregoing, including supplemental registrations, and renewals or extensions in the United States Copyright Office or any similar office in any other country, supranational authority or any political subdivision of any of the foregoing, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule I hereto, and (iii) all other rights in or to any of the foregoing; and

(ii) all material United States exclusive Copyright Licenses under which any Grantor is a licensee, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule I hereto.

Section 3. Intellectual Property License. Pursuant to the Collateral Agreement, for the purpose of enabling the Administrative Agent to exercise rights and remedies under Article IV of the Collateral Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor has granted to the Administrative Agent, to the extent of such Grantor’s rights and effective only during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors, but subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks ) to exploit, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property owned as of the date of the Collateral Agreement or thereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation, printout, display, transfer, disclosure, processing or sharing thereof and the usernames, passwords and related information required to access the foregoing, the right to prosecute and maintain all such Intellectual Property and the right to sue for infringement of such Intellectual Property (all subject to the limitations set forth in Section 4.03 of the Collateral Agreement).

Section 4. Collateral Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance of, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern..

Section 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when a counterpart hereof executed on behalf of the Grantors shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent. Delivery of an executed counterpart of a signature page of this Supplement that is an Electronic Signature transmitted by emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The other provisions of Section 9.06(b) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

Section 6. Incorporation by Reference. The provisions of Sections 1.03, 1.04, 6.02, 6.04, 6.05, 6.06, 6.09 and 6.10 of the Collateral Agreement are hereby incorporated by reference herein as if set forth in full force herein, mutatis mutandis.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[ ],

By:
Name:
Title:

[ ],

By:
Name:
Title:

[Signature Page to Copyright Security Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By:
Name:
Title:

[Signature Page to Copyright Security Agreement]

Schedule I

to Supplement No. __ to

the Collateral Agreement

SCHEDULE I

COPYRIGHTS

I.	U.S. Registered Copyrights

Grantor	Registered Owner	Title of Copyright	Copyright Registration/ Renewal Number	Copyright Registration/ Renewal Date	Copyright Recordation Number

II.	U.S. Copyright Applications

Grantor	Registered Owner	Title of Copyright	Copyright Recordation Number	Copyright Application Filing Date

III.	Material U.S. Exclusive Copyright Licenses (where a Grantor is an exclusive licensee)

Licensee	Licensor	Title of Copyright	Copyright Registration/ Renewal Number	Copyright Registration/ Renewal Date	Copyright Recordation Number

Exhibit B to

the Collateral Agreement

[FORM OF] PATENT AND TRADEMARK SECURITY AGREEMENT dated as of [    ] (this “Agreement”), among [    ] and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to (a) the Credit Agreement dated as of March 17, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Borrowing Subsidiaries party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and (b) the Collateral Agreement referred to therein. The Lenders and the Issuing Banks have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Grantors party hereto are, or are Affiliates of, the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit and as consideration for extensions of credit previously made to continue to be outstanding.

Accordingly, the parties hereto agree as follows:

Section 1. Terms. Each capitalized term used but not otherwise defined herein shall have the meaning specified in the Credit Agreement or the Collateral Agreement, as applicable. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

Section 2. Grant of Security Interest. As security for the payment and performance in full of the Secured Obligations, each Grantor pursuant to the Collateral Agreement did, and hereby does, grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under any and all of the following assets, whether now owned or at any time hereafter acquired by such Grantor or in, to or under which such Grantor now has or at any time hereafter may acquire any right, title or interest (collectively, the “Patent and Trademark Collateral”):

(a) (i) all letters patent of the United States of America or the equivalent thereof (including industrial designs) in any other country, supranational authority or any political subdivision of the foregoing, all registrations thereof and all applications for letters patent of the United States of America or the equivalent thereof (including industrial designs) in any other country, supranational authority or any political subdivision of any of the foregoing, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule I hereto, and (ii) all reissues, continuations, divisionals, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, renewals, substitutions, adjustments or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, have made, use, offer to use, sell, offer to sell, dispose, offer to dispose of, import or export the inventions disclosed or claimed therein; and

(b) (i) all trademarks, service marks, trade names, trade styles, trade dress, logos, and other similar source or business identifiers, designs and general intangibles of like nature, all registrations thereof, and all registration applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar office in any State of the United States of America or any other country, supranational authority or any political subdivision of any of the foregoing, all extensions or renewals thereof, and all common law rights related thereto, including, in the case of any Grantor, any of the foregoing set forth under its name on Schedule II hereto, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other rights in or to any of the foregoing.

Section 3. Intellectual Property License. Pursuant to the Collateral Agreement, for the purpose of enabling the Administrative Agent to exercise rights and remedies under Article IV of the Collateral Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor has granted to the Administrative Agent, to the extent of such Grantor’s rights and effective only during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors, but subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks) to exploit, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property owned as of the date of the Collateral Agreement or thereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation, printout, display, transfer, disclosure, processing or sharing thereof and the usernames, passwords and related information required to access the foregoing, the right to prosecute and maintain all such Intellectual Property and the right to sue for infringement of such Intellectual Property (all subject to the limitations set forth in Section 4.03 of the Collateral Agreement).

Section 4. Collateral Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance of, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Collateral Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent and Trademark Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

Section 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when a counterpart hereof executed on behalf of the Grantors shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent. Delivery of an executed counterpart of a signature page of this Supplement that is an Electronic Signature transmitted by emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The other provisions of Section 9.06(b) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

2

Section 6. Incorporation by Reference. The provisions of Sections 1.03, 1.04, 6.02, 6.04, 6.05, 6.06, 6.09 and 6.10 of the Collateral Agreement are hereby incorporated by reference herein as if set forth in full force herein, mutatis mutandis.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[ ],

By:
Name:
Title:

[ ],

By:
Name:
Title:

[Signature Page to Patent and Trademark Security Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By:
Name:
Title:

[Signature Page to Patent and Trademark Security Agreement]

Schedule I

to Supplement No. __ to

the Collateral Agreement

SCHEDULE I

PATENTS

I.	U.S. Issued Patents

Grantor	Registered Owner	Title of Patent	Patent Registration Number	Patent Application Number

II.	U.S. Patent Applications

Grantor	Registered Owner	Title of Patent	Patent Application Number	Patent Application Filing Date

Schedule II

to Supplement No. __ to

the Collateral Agreement

SCHEDULE II

TRADEMARKS

I.	U.S. Registered Trademarks

Grantor	Registered Owner	Trademark	Trademark Registration Number	Trademark Application Number

II.	U.S. Trademark Applications

Grantor	Registered Owner	Trademark	Trademark Application Number	Trademark Application Filing Date

Exhibit C to the

Collateral Agreement

SUPPLEMENT NO. __ dated as of [ ] (this “Supplement”), to the Collateral Agreement dated as of March 31, 2023 (the “Collateral Agreement”), among CRANE HOLDINGS, CO., a Delaware corporation (to be renamed CRANE NXT, CO. on or about the Availability Date) (the “Company”), the SUBSIDIARY GRANTORS from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Reference is made to (a) the Credit Agreement, dated as of March 17, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Borrowing Subsidiaries party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and (b) the Collateral Agreement, dated as of March 31, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Company, the Subsidiary Grantors party thereto and the Administrative Agent.

Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement or the Collateral Agreement, as applicable.

The Grantors have entered into the Collateral Agreement in order to induce the Lenders and the Issuing Banks to continue to extend credit to the Borrowers. Section 6.14 of the Collateral Agreement provides that additional Restricted Subsidiaries of the Company may become Grantors under the Collateral Agreement by execution and delivery of an instrument in substantially the form of this Supplement. The undersigned (the “New Grantor”) is a Restricted Subsidiary and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Collateral Agreement in order to induce the Lenders and the Issuing Banks to make additional extensions of credit and as consideration for extensions of credit previously made to continue to be outstanding.

Accordingly, the Administrative Agent and the New Grantor agree as follows:

Section 1. In accordance with Section 6.14 of the Collateral Agreement, the New Grantor by its signature below becomes a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor thereunder. In furtherance of the foregoing, as security for the payment and performance in full of the Secured Obligations (as defined in the Collateral Agreement), the New Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of the New Grantor’s right, title and interest in, to and under the Pledged Collateral and the Article 9 Collateral (as each term is defined in the Collateral Agreement) wherever located and whether now or at any time hereinafter required by such Grantor or up to or under which the New Grantor now has or at any time hereafter may acquire. Each reference to a “Grantor” and “Subsidiary Grantor” in the Collateral Agreement shall be deemed to include the New Grantor. The Collateral Agreement is hereby incorporated herein by reference.

Section 2. The New Grantor hereby irrevocably authorizes the Administrative Agent (or its designee) at any time on and after the date hereof and from time to time thereafter to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (a) describe the collateral covered thereby in any manner that the Administrative Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted by the New Grantor under this Supplement and the Collateral Agreement, including indicating the Collateral as “all assets” or “all assets whether now owned or hereafter acquired” of the New Grantor or words of similar effect, and (b) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (ii) whether the New Grantor is an organization and the type of organization of the New Grantor. The New Grantor agrees to provide the information required for any such filing to the Administrative Agent promptly upon request.

Section 3. The New Grantor hereby represents and warrants to the Administrative Agent and the other Secured Parties that (a)(i) the execution and delivery by the New Grantor of this Supplement, and the performance by the New Grantor of this Supplement and the Collateral Agreement, have been duly authorized by all necessary corporate or other organizational action and, if required, stockholder or other equity holder action of the New Grantor, (ii) this Supplement has been duly executed and delivered by the New Grantor and (iii) each of this Supplement and the Collateral Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) all representations and warranties set forth in the Collateral Agreement as to the New Grantor are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date of this Supplement (except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is represented and warranted by the New Grantor to be so true and correct on and as of such prior date; provided that, notwithstanding the foregoing, references therein to the “date hereof” or terms of similar import shall refer to the date of this Supplement).

Section 4. The New Grantor hereby represents and warrants that (a) Schedule I sets forth, as of the date hereof, the true and correct legal name of the New Grantor, its jurisdiction of formation and the location of its chief executive office, (b) Schedule II sets forth, as of the date hereof, a true and complete list of (i) all the Pledged Capital Stock owned by the New Grantor and the percentage of the issued and outstanding units of each class of the Capital Stock of the issuer thereof represented by the Pledged Capital Stock owned by the New Grantor and (ii) all the Pledged Debt Securities owned by the New Grantor and (c) Schedule III sets forth, as of the date hereof, a true and complete list of (i) all issued Patents and Patents for which applications are pending, (ii) all registered Copyrights and Copyrights for which United States applications for registration are pending, (iii) all material exclusive Copyright Licenses under which the New Grantor is a licensee with respect to registered Copyrights and (iv) all registered Trademarks and Trademarks for which registration applications are pending, in each case, owned by the New Grantor and issued, registered or applied-for with the United States Patent and Trademark Office or the United States Copyright Office (or, in the case of clause (iii), with respect to Copyrights that are registered with the United States Copyright Office), specifying the name of the registered owner (or, if not registered, the owner), title, registration or application number (if applicable), and application filing date or registration/renewal date (if applicable).

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Section 5. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when a counterpart hereof executed on behalf of the New Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent. Delivery of an executed counterpart of a signature page of this Supplement that is an Electronic Signature transmitted by emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The other provisions of Section 9.06(b) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

Section 6. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

Section 7. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 8. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Collateral Agreement.

Section 10. The provisions of Sections 1.03, 1.04, 6.02, 6.04, 6.05, 6.06, 6.09 and 6.10 of the Collateral Agreement are hereby incorporated by reference herein as if set forth in full force herein, mutatis mutandis.

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IN WITNESS WHEREOF, the New Grantor and the Administrative Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[Name Of New Grantor],

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By:
Name:
Title:

[Signature Page to Supplement to Collateral Agreement]

Schedule I

to Supplement No. __ to

the Collateral Agreement

NEW GRANTOR INFORMATION

Name	Jurisdiction of Organization / Formation / Incorporation	Location of Chief Executive Office / Registered Office

Schedule II

to Supplement No. __ to

the Collateral Agreementt

PLEDGED CAPITAL STOCK

Grantor	Issuer	Type of Organization	Percentage of Capital Stock Owned	Certificate No. (if uncertificated, please indicate so)

PLEDGED DEBT SECURITIES

Grantor	Issuer	Principal Amount	Maturity Date

Schedule III

to Supplement No. __ to

the Collateral Agreement

INTELLECTUAL PROPERTY

I.	U.S. Issued Patents

Grantor	Registered Owner	Title of Patent	Patent Registration Number	Patent Application Number

II.	U.S. Patent Applications

Grantor	Registered Owner	Title of Patent	Patent Application Number	Patent Application Filing Date

III.	U.S. Registered Copyrights

Grantor	Registered Owner	Title of Copyright	Copyright Registration/ Renewal Number	Copyright Registration/ Renewal Date	Copyright Recordation Number

I.	U.S. Copyright Applications

Grantor	Registered Owner	Title of Copyright	Copyright Recordation Number	Copyright Application Filing Date

II.	Material U.S. Exclusive Copyright Licenses (where the New Grantor is an exclusive licensee)

Licensee	Licensor	Title of Copyright	Copyright Registration/ Renewal Number	Copyright Registration/ Renewal Date	Copyright Recordation Number

IV.	U.S. Registered Trademarks

Grantor	Registered Owner	Trademark	Trademark Registration Number	Trademark Application Number

Schedule III

to Supplement No. __ to

the Collateral Agreement

V.	U.S. Trademark Applications

Grantor	Registered Owner	Trademark	Trademark Application Number	Trademark Application Filing Date